UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2017

THE WILLIAMS COMPANIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 annual meeting of stockholders of The Williams Companies, Inc. (the “Company”) was held on May 18, 2017. The matters voted upon at the meeting and the results of such voting are set forth below.

1. The nominees for election to the Company’s Board of Directors were elected, each for a term expiring at the Company’s next annual meeting, based on the following votes:

Alan S. Armstrong

For: 641,066,970

Against: 16,246,649

Abstain: 744,514

Broker Non-Votes: 79,979,870

Stephen W. Bergstrom

For: 648,105,065

Against: 9,293,209

Abstain: 659,859

Broker Non-Votes: 79,979,870

Stephen I. Chazen

For: 649,167,887

Against: 8,228,479

Abstain: 661,768

Broker Non-Votes: 79,979,870

Charles I. Cogut

For: 650,362,016

Against: 7,052,276

Abstain: 643,841

Broker Non-Votes: 79,979,870

Kathleen B. Cooper

For: 649,559,182

Against: 7,950,991

Abstain: 547,960

Broker Non-Votes: 79,979,870

Michael A. Creel

For: 651,511,916

Against: 5,881,867

Abstain: 664,350

Broker Non-Votes: 79,979,870

Peter A. Ragauss

For: 650,587,103

Against: 6,819,625

Abstain: 651,405

Broker Non-Votes: 79,979,870

Scott D. Sheffield

For: 648,958,026

Against: 8,436,810

Abstain: 663,297

Broker Non-Votes: 79,979,870

Murray D. Smith

For: 649,302,968

Against: 8,171,799

Abstain: 583,180

Broker Non-Votes: 79,979,870

William H. Spence

For: 650,256,701

Against: 7,132,407

Abstain: 669,026

Broker Non-Votes: 79,979,870

Janice D. Stoney

For: 641,880,539

Against: 15,588,681

Abstain: 588,914

Broker Non-Votes: 79,979,870

2. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2017 was approved based on the following votes:

For: 728,093,038

Against: 9,093,344

Abstain: 851,169

Broker Non-Votes: 0

3. The proposal relating to the advisory vote on executive compensation was approved based on the following votes:

For: 637,330,782

Against: 19,218,999

Abstain: 1,508,353

Broker Non-Votes: 79,979,870

4. The proposal relating to the advisory vote on the frequency of say-on-pay on executive compensation was approved on an annual basis, based on the following votes:

Every Year: 582,342,579

Every Two Years: 14,593,843

Every Three Years: 59,176,391

Abstain: 1,945,320

Broker Non-Votes: 79,979,870

The Company intends to hold an advisory vote on executive compensation on an annual basis.

Item 8.01.	Other Events.

On May 19, 2017, the Company issued a press release announcing that Stephen W. Bergstrom has been elected Chairman of the Board, effective immediately. A copy of this press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 19, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Tyler P. Evans
Tyler P. Evans
Assistant Secretary

DATED: May 19, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 19, 2017